UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: October 30, 2026

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0973608
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 500

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01. Other Events.

Effective October 30, 2026, which is the date of this Current Report, the Company, though its transfer and registrar agent, Pacific Stock Transfer Company of Las Vegas, Nevada, transferred 98,600 shares of its common stock held of record in the names of 490 shareholders as “Unclaimed Property” to the Texas Comptroller of Public Accounts, Unclaimed Property Division, Account Number 8516-7296. These shares were initially issued between 1986 and 1988; and with the exception of three holders of 400 shares each, the remaining shareholders held 200 shares of record. To the best knowledge of the Company and its legal counsel, none of these shareholders has contacted the Company since their initial respective issuances. Further information about how these round lots of shares became to be issued is contained in the 14C Definitive Information Statement of the Company regarding a recapitalization of the Company filed with the United States Securities and Exchange Commission (the “SEC”) on November 28, 2006, which can be accessed by Hyperlink in Section – 9 Financial Statements and Exhibits, in Item 9.01, below.

It is the intention of the Company to file a Form 15 with the SEC to deregister its shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the filing of Post-Effective Amendments to its three (3) filed S-8 Registration Statements, Registration Nos. 333-259053, 333-266052 and 333-275957 (the “S-8 Registration Statements”), to withdraw the registration of all unissued shares registered in these Registration Statements filed in connection with the Company’s 2018 Incentive Stock Option Plan (the “2018 ISO Plan”), amounting to an aggregate total of 5,850,000 shares to be withdrawn of the total registered shares under the 2018 ISO Plan of 7,848,120 shares in these S-8 Registration Statements. Presently, there are 2,176,666 vested shares under the 2018 ISO Plan, the exercise prices of which are currently all “out of the market.” With the withdrawal of all registered shares under the Company’s S-8 Registration Statements, any future exercise of any remaining granted or vested shares under the 2018 ISO Plan will result in the issuance of “restricted securities” as defined in SEC Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), to any exercising option holder.

It is the further intention of the Company to apply for listing as an “Alternative Reporting Company” under the “OTCID Tier” of the OTC Markets Group, Inc. (the “OTC Markets”), and to continue to file timely quarterly and annual reports and other filings required under the regulations of the OTC Markets, commencing with its Quarterly Report for the quarter ended September 30, 2026.

The Company is taking these actions to save approximately $250,000 in annual legal and auditing costs of a “Fully Reporting Company” while the Company accelerates expansion of its CPaaS (“Communications Platform as a Service”) based services, including the expansion of its recently deployed POTS (“Plain Old Telephone Service”) service developed as a national replacement for millions of legacy copper-wire POTS lines undergoing an accelerated retirement by the nation’s leading wireline carriers, including AT&T, Lumem, and Verizon. It is also the Company’s intention to return to being a Fully Reporting Company following this sales expansion effort and at such time as the Company’s Board of Directors determines that the costs associated with being a Fully Reporting Company are a prudent use of capital.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits incorporated herein by reference:

14C Definitive Information Statement of the Company filed with the SEC on November 28, 2006.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: November 5, 2026.	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman, Chief Executive Officer and Director

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